SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------

     (5)  Total fee paid:

-----------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                             ACM INCOME FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 29, 2006

To the Stockholders of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF"), Alliance National Municipal Income Fund, Inc. ("ANMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II, AMA, ACMIF, ANMIF and ANYMIF, each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 29, 2006 at 11:00 a.m. Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 27, 2006:

    1. To elect three or five Directors of each Fund as the case may be, each such Director to hold office for a term of either one, two or three years, as provided herein, and until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   The Board of Directors of each Fund has fixed the close of business on January 27, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary
New York, New York
February 27, 2006


--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

                                PROXY STATEMENT

                             ACM INCOME FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 29, 2006

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF"), Alliance National Municipal Income Fund, Inc. ("ANMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 29, 2006 at 11:00 a.m. Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about
February 27, 2006.

   The Board of Directors of each Fund has fixed the close of business on January 27, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The outstanding voting shares of the Funds as of January 27, 2006 consisted of 229,231,874 shares of common stock of ACM I, 12,903,932 shares of common stock of ACM IV, 25,300,262 shares of common stock and 900 shares of Remarketed Preferred Stock, Series A of ACM V, 11,145,261 shares of common stock and 1,200 shares of each of Auction Preferred Shares, Series A, Series B and Series C of ACM VII, 21,572,318 shares of common stock of ACM VIII, 8,897,498 shares of common stock of AWDGF, 67,648,715 shares of common stock of AWDGF II, 3,682,953 shares of common stock of AMA, 8,522,867 shares of common stock and 1,620 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF, 20,479,498 shares of common stock and 1,950 shares of each of Auction Preferred Shares, Series M, Series T, Series W and Series Th of ANMIF and 4,826,667 shares of common stock and 900 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF, each share being entitled to one vote.

   At the Meeting, the holders of the preferred stock of ACM V and the holders of each series of preferred stock of ACM VII, ACMIF, ANMIF and ANYMIF ("Preferred Stockholders") will have equal voting rights with the holders of the common stock of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF common stock, respectively, as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds as described below. The Preferred Stockholders of each of these Funds, voting separately as a class, have the right to elect two Directors of their Fund ("Preferred Stock Directors"). At the Meeting, John H. Dobkin and Michael J. Downey will stand for election by the Preferred Stockholders of each Fund as their respective Preferred Stock Directors.

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies from the holders of the common stock will be voted for the election of three Directors of each Fund and proxies from Preferred Stockholders will be voted for the election of five Directors of each of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposal One, which is a matter to be determined by a plurality of the votes cast, abstentions, not being votes cast, will not have any effect on the election of Directors. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the meeting for a Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.

   A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on the proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

   Each Fund has engaged Georgeson Shareholder, 219 Murray Hill Parkway, East Rutherford, NJ 07073, to assist in soliciting proxies for the Meeting. Georgeson Shareholder will receive a total fee of $8,250 for its services, to be paid by the Funds as follows: ACM I--$750, ACM IV--$750, ACM V--$750, ACM VII--$750, ACM VIII--$750, AWDGF--$750, AWDGF II--$750, AMA--$750, ACMIF--$750,
ANMIF--$750 and ANYMIF--$750, plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, two Directors of each Fund will be elected to serve for terms of three years and, in each case, until his successor is elected and qualifies. In addition, for each Fund, one Director will be elected to serve for a term of two years. For each of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF, two Preferred Stock Directors, representing the Preferred Stockholders of these Funds, will be elected. The affirmative vote of a plurality of the votes cast by the stockholders of a Fund is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

   Pursuant to the Funds' respective Charters and Bylaws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the terms of Class Three Directors will expire as of the Meeting, the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2007 and the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2008. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   As of December 31, 2005, Dr. James M. Hester, who had been a Class Two Director of each of the Funds, resigned as Director of each of the Funds. Ruth Block, a Class Three Director of each of the Funds, will not be standing for re-election at the Meeting. Effective December 15, 2005, the Board of Directors of each Fund elected D. James Guzy in Class Two and Marshall C. Turner, Jr. in Class Three of each Fund. Mr. Guzy, as a new Class Two Director, will stand for election at the Meeting. Mr. Turner must stand for election at the Meeting for each of the Funds since the term of Class Three Directors expires as of the Meeting.

   At the Meeting, two Directors, Marc O. Mayer and Marshall C. Turner, Jr. are standing for election in Class Three of each of the Funds; D. James Guzy is standing for election in Class Two of each Fund; and John H. Dobkin and Michael
J. Downey are standing for election by the Preferred Stockholders of each of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of the nominees for the Boards of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominees as the Boards of Directors may recommend.

   Certain information concerning the Funds' Directors is set forth below.

                                                                    Number of
                                                                   Portfolios
                                                                       in
                      Year                                          Alliance-
                      Term                                          Bernstein
                      as a                                            Fund         Other
                    Director                                         Complex   Directorships
 Name, Address and    Will   Years of   Principal Occupation(s)     Overseen      Held by
   Date of Birth     Expire  Service*     During Past 5 Years      by Director   Director
 -----------------  -------- -------- ---------------------------- ----------- -------------
DISINTERESTED
DIRECTORS
David H. Dievler,#, Class    ACM I:   Independent Consultant.          107         None
P.O. Box 167,       One      19       Until December 1994 he
Spring Lake, NJ     (ACM     ACM IV,  was Senior Vice President
07762               VIII,    V: 18    of AllianceBernstein
10/23/1929          AWDGF,   AWDGF:   Corporation ("AB Corp.")
                    AWDGF    14       responsible for mutual fund
                    II and   ACM      administration. Prior to
                    AMA      VIII,    joining AB Corp. in 1984,
                    2007)    AWDGF    he was Chief Financial
                             II: 13   Officer of Eberstadt Asset
                    Class    ACM VII, Management since 1968.
                    Two      AMA: 12  Prior to that, he was Senior
                    (ACM I,  ACMIF,   Manager at Price
                    IV, V    ANMIF    Waterhouse & Co. Member
                    and VII, and      of the American Institute of
                    ACMIF,   ANYMIF:  Certified Public
                    ANMIF    4        Accountants since 1953.
                    and
                    ANYMIF
                    2008)

--------
*  "Years of Service" refers to the total number of years served as a Director.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

                                                                        Number of
                                                                       Portfolios
                                                                           in
                           Year                                         Alliance-
                           Term                                         Bernstein
                           as a                                           Fund         Other
                         Director                                        Complex   Directorships
   Name, Address and       Will   Years of   Principal Occupation(s)    Overseen      Held by
     Date of Birth        Expire  Service*     During Past 5 Years     by Director   Director
   -----------------     -------- --------- -------------------------- ----------- -------------
John H. Dobkin,#,        Class    ACM I:    Consultant. Formerly           106     Municipal Art
P.O. Box 12,             One      19        President of Save Venice,              Society (New
Annandale, NY            (ACM I,  AWDGF:    Inc. (preservation                     York City)
12504                    IV, V    14        organization) from 2001-
2/19/1942                and VII, ACM       2002, Senior Adviser from
                         ACMIF,   VIII,     June 1999-June 2000 and
                         ANMIF    AWDGF:    President of Historic
                         and      II: 13    Hudson Valley (historic
                         ANYMIF   AMA: 10   preservation) from
                         2007)**  ACM IV,   December 1989 - May
                                  V, VII: 8 1999. Previously, Director
                         Class    ACMIF,    of the National Academy of
                         Two      ANMIF     Design and during 1988-
                         (ACM     and       1992. Director and
                         VIII,    ANYMIF:   Chairman of the Audit
                         AWDGF,   4         Committee of AB Corp.
                         AWDGF
                         II and
                         AMA
                         2008)

Michael J. Downey,#,     Class    Each      Consultant since January       106     Asia Pacific
c/o AllianceBernstein    One      Fund: 1   2004. Formerly managing                Fund, Inc.;
L.P.                     (2007)**           partner of Lexington                   The Merger
Attn: Philip L. Kirstein                    Capital, LLC (investment               Fund
1345 Avenue of the                          advisory firm) from
Americas                                    December 1997 until
New York, NY                                December 2003. Prior
10105                                       thereto, Chairman and CEO
1/26/1944                                   of Prudential Mutual Fund
                                            Management from 1987 to
                                            1993.

--------
*  "Years of Service" refers to the total number of years served as a Director.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

** With respect to representing the Preferred Stockholders of ACM V, ACM VII,
   ACMIF, ANMIF and ANYMIF, if elected as a Preferred Stock Director at the Meeting.

                                                                     Number of
                                                                    Portfolios
                                                                        in
                        Year                                         Alliance-
                        Term                                         Bernstein
                        as a                                           Fund         Other
                      Director                                        Complex   Directorships
  Name, Address and     Will   Years of   Principal Occupation(s)    Overseen      Held by
    Date of Birth      Expire  Service*     During Past 5 Years     by Director   Director
  -----------------   -------- -------- --------------------------- ----------- -------------
Chairman of the Board
William H. Foulk,      Class   AWDGF:   Investment Adviser and          108         None
Jr.,#,+,               Two     14       Independent Consultant. He
2 Sound View Drive     (2008)  ACM      was formerly Senior
Suite 100                      VIII,    Manager of Barrett
Greenwich, CT                  AWDGF    Associates, Inc., a
06830                          II: 13   registered investment
9/7/1932                       AMA: 12  adviser, with which he had
                               ACM I,   been associated since prior
                               IV, V,   to 2001. He was formerly
                               VII: 8   Deputy Comptroller and
                               ACMIF,   Chief Investment Officer of
                               ANMIF    the State of New York and,
                               and      prior thereto, Chief
                               ANYMIF:  Investment Officer of the
                               4        New York Bank for
                                        Savings.

--------
*  "Years of Service" refers to the total number of years served as a Director.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

+  Member of the Fair Value Pricing Committee of each Fund.

                                                                 Number of
                                                                Portfolios
                                                                    in
                    Year                                         Alliance-
                    Term                                         Bernstein
                    as a                                           Fund         Other
                  Director                                        Complex   Directorships
Name, Address and   Will   Years of   Principal Occupation(s)    Overseen      Held by
  Date of Birth    Expire  Service*     During Past 5 Years     by Director   Director
----------------- -------- -------- --------------------------- ----------- -------------
D. James Guzy,#,   Class    Each    Chairman of the Board of        106     Intel
P.O. Box 128       Two      Fund:   PLX Technology (semi-                   Corporation
Glenbrook, NV      (2008)   3       conductors) and of SRC                  (semi-
89413                       months  Computers Inc., with which              conductors);
3/7/1936                            he has been associated                  Cirrus Logic
                                    since prior to 2001. He is              Corporation
                                    also President of the Arbor             (semi-
                                    Company (private family                 conductors);
                                    investments).                           Novellus
                                                                            Corporation
                                                                            (semi-
                                                                            conductor
                                                                            equipment);
                                                                            Micro
                                                                            Component
                                                                            Technology
                                                                            (semi
                                                                            conductor
                                                                            equipment);
                                                                            The Davis
                                                                            Selected
                                                                            Advisers
                                                                            Group of
                                                                            Mutual
                                                                            Funds; and
                                                                            Logic Vision

--------
*  "Years of Service" refers to the total number of years served as a Director.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

                                                                       Number of
                                                                      Portfolios
                                                                          in
                        Year                                           Alliance-
                        Term                                           Bernstein
                        as a                                             Fund         Other
                      Director                                          Complex   Directorships
  Name, Address and     Will   Years of    Principal Occupation(s)     Overseen      Held by
    Date of Birth      Expire  Service*      During Past 5 Years      by Director   Director
  -----------------   -------- -------- ----------------------------- ----------- -------------

Marshall C. Turner,   Class    Each     CEO, Toppan Photomasks,           106     Toppan
Jr.,#,                Three    Fund:    Inc., (semi-conductor                     Photomasks,
220 Montgomery Street (2009)## 3        manufacturing services),                  Inc.; The
Penthouse 10                   months   Austin, Texas, 2003 -                     George Lucas
San Francisco, CA                       present, and President since              Educational
94104-3402                              company acquired in 2005,                 Foundation;
10/10/1941                              and name changed from                     and Chairman
                                        Dupont Photomasks. Prior                  of the Board
                                        to the company's sale in                  of the
                                        2005, he was Chairman and                 Smithsonian's
                                        CEO. He has also been                     National
                                        Principal of Turner Venture               Museum of
                                        Associates since 1993.                    Natural
                                                                                  History

INTERESTED
DIRECTOR***

Marc O. Mayer,        Class    Each     Executive Vice President of       106     SCB Partners
1345 Avenue of the    Three    Fund: 2  AllianceBernstein L.P.                    Inc.; SCB,
 Americas,            (2009)##          ("AllianceBernstein") since               Inc.
New York, NY                            2001 and Executive
10105                                   Managing Director of
10/2/1957                               AllianceBernstein
                                        Investments, Inc. ("ABI")
                                        since 2003; prior thereto, he
                                        was head of
                                        AllianceBernstein
                                        Institutional Investments, a
                                        unit of AllianceBernstein
                                        from 2001-2003. Prior
                                        thereto, Chief Executive
                                        Officer of Sanford C.
                                        Bernstein & Co., LLC
                                        (institutional research and
                                        brokerage arm of Bernstein
                                        & Co. LLC ("SCB &
                                        Co.")), and its predecessor
                                        since prior to 2001.

--------
*  "Years of Service" refers to the total number of years served as a Director.

# Member of the Audit Committee, the Government and Nominating Committee, and the Independent Directors Committee of each Fund.

## If elected, at the Meeting.

***Mr. Mayer is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of each Fund due to his position as Executive Vice President of AllianceBernstein.

   The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                                                                Aggregate Dollar
                                                                                                Range of Equity
                                                                                               Securities in the
                                                                                                  Funds in the
                                                                                               AllianceBernstein
                                                Dollar Range of Equity Securities in           Fund Complex as of
                                                  the Funds as of January 27, 2006              January 27, 2006
                                       ------------------------------------------------------  ------------------
David H. Dievler                       ACM I:                                 $10,001-$50,000    over $100,000
                                       ACM IV:                                $1-$10,000
                                       AWDGF II:                              $10,001-$50,000
                                       AMA:                                   $10,001-$50,000

John H. Dobkin                         AWDGF II:                              $1-$10,000         over $100,000
                                       AMA:                                   $10,001-$50,000

Michael J. Downey                      ACM I:                                 $50,001-$100,000   over $100,000
                                       ACM V:                                 $10,001-$50,000

William H. Foulk, Jr.                  ACM I:                                 $10,001-$50,000    over $100,000
                                       ACM IV:                                $1-$10,000
                                       ACM V:                                 $1-$10,000
                                       ACM VII:                               $1-$10,000
                                       ACM VIII:                              $1-$10,000
                                       AWDGF:                                 $1-$10,000
                                       AWDGF II:                              $1-$10,000
                                       AMA:                                   $10,001-$50,000

D. James Guzy                          None                                   $0                $50,001-$100,000

Marshall C. Turner, Jr.                ACM I:                                 $10,001-$50,000    over $100,000

Marc O. Mayer                          None                                   $0                 over $100,000

   As of January 27, 2006, the Directors and officers of each Fund, both individually and as a group owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

   During the Fund's fiscal year ended in 2005, the Board of ACM I met 10 times; of ACM IV, 9 times; of ACM V, 9 times; of ACM VII, 11 times; of ACM VIII, 9 times; of AWDGF, 11 times; of AWDGF II, 10 times; of AMA, 9 times; of ACMIF, 11 times; of ANMIF, 11 times; and of ANYMIF, 11 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During the Fund's fiscal year ended in 2005, the Audit Committee of each of the Funds met 3 times. During the Fund's fiscal year ended in 2005, the Governance and Nominating Committee of ACM I met 7 times; of ACM IV, 6 times; of ACM V, 8 times; of ACM VII, 8 times; of ACM VIII, 8 times; of AWDGF, 8 times; of AWDGF II, 3 times; of AMA, 8 times; of ACMIF, 8 times; of ANMIF, 8 times; and of ANYMIF, 8 times.

   Each Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on Investor Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director.

   The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee met once for ACM V, once for ACM VII and once for ANYMIF during any Fund's most recently completed fiscal year.

   The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Stockholder Inquiry Agency Agreements. During the Fund's fiscal year ended in 2005, the Independent Directors Committee of ACM I met 11 times; of ACM IV, 6 times; of ACM V, 6 times; of ACM VII, 8 times; of ACM VIII, 7 times; of AWDGF, 8 times; of AWDGF II, 2 times; of AMA, 7 times; of ACMIF, 8 times; of ANMIF 8 times; and of ANYMIF, 8 times.

   Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2005, the aggregate compensation paid to the Directors during calendar year 2005 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                            Number of
                                                          Number of        Investment
                                                         Investment        Portfolios
                                                      Companies in the     within the
                                                      AllianceBernstein AllianceBernstein
                                      Compensation      Fund Complex,     Fund Complex,
                                        from the        including the     including the
                  Compensation      AllianceBernstein   Funds, as to      Funds, as to
                    from the          Fund Complex,       which the         which the
                  Funds during        including the     Director is a     Director is a
                 their Fiscal Years   Funds, during      Director or       Director or
Name of Director  ended in 2005           2005             Trustee           Trustee
---------------- ------------------ ----------------- ----------------- -----------------
David H. Dievler $4,724   ACM I        $268,370.75           41                107
                 $4,631   ACM IV
                 $5,989   ACM V
                 $5,113   ACM VII
                 $5,501   ACM VIII
                 $4,863   AWDGF
                 $4,201   AWDGF II
                 $5,501   AMA
                 $4,863   ACMIF
                 $4,863   ANMIF
                 $5,113   ANYMIF

John H. Dobkin   $5,365   ACM I        $261,286.25           40                106
                 $4,805   ACM IV
                 $5,699   ACM V
                 $5,126   ACM VII
                 $5,760   ACM VIII
                 $5,126   AWDGF
                 $4,396   AWDGF II
                 $5,860   AMA
                 $5,126   ACMIF
                 $5,126   ANMIF
                 $5,126   ANYMIF

                                                                                    Number of
                                                                  Number of        Investment
                                                                 Investment        Portfolios
                                                              Companies in the     within the
                                                              AllianceBernstein AllianceBernstein
                                              Compensation      Fund Complex,     Fund Complex,
                                                from the        including the     including the
                          Compensation      AllianceBernstein   Funds, as to      Funds, as to
                            from the          Fund Complex,       which the         which the
                          Funds during        including the     Director is a     Director is a
                         their Fiscal Years   Funds, during      Director or       Director or
Name of Director          ended in 2005           2005             Trustee           Trustee
----------------         ------------------ ----------------- ----------------- -----------------
Michael J. Downey        $4,797   ACM I        $239,916.00           40                106
                         $2,228   ACM IV
                         $2,570   ACM V
                         $3,329   ACM VII
                         $3,194   ACM VIII
                         $3,329   AWDGF
                         $  924   AWDGF II
                         $3,194   AMA
                         $3,329   ACMIF
                         $3,329   ANMIF
                         $3,329   ANYMIF

William H. Foulk, Jr.    $8,113   ACM I        $486,995.25           42                108
                         $7,464   ACM IV
                         $9,716   ACM V
                         $8,551   ACM VII
                         $9,228   ACM VIII
                         $8,301   AWDGF
                         $6,835   AWDGF II
                         $9,228   AMA
                         $8,301   ACMIF
                         $8,301   ANMIF
                         $8,551   ANYMIF

D. James Guzy*           $    0                $32,000.00            40                106

Marshall C. Turner, Jr.* $    0                $28,500.00            40                106

Marc O. Mayer            $    0                $        0            40                106

--------
* Messrs. Guzy and Turner did not become Directors for the Funds until December 15, 2005 and were directors for only one fund in the AllianceBernstein Fund Complex prior to November 15, 2005.

   Each Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the applicable Fund. Approval of Proposal 1 with respect to each Fund requires the affirmative vote of a plurality of the votes cast.

Other Information

Officers of the Funds

   Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

                                       Position(s) (Month and Year     Principal Occupation During
Name, Address and Date of Birth*       Year First Elected)             Past 5 Years
--------------------------------       ------------------------------- --------------------------------
Marc O. Mayer                          President, all Funds            See biography on page 9.
10/2/1957                              (11/03)

Philip L. Kirstein                     Senior Vice President and       Senior Vice President and
5/29/1945                              Independent Compliance Officer, Independent Compliance
                                       all Funds (10/04)               Officer of the AllianceBernstein
                                                                       Mutual Funds, with which he
                                                                       has been associated since
                                                                       October 2004. Prior thereto, he
                                                                       was Of Counsel to Kirkpatrick
                                                                       & Lockhart, LLP from October
                                                                       2003 to October 2004, and
                                                                       General Counsel of Merrill
                                                                       Lynch Investment Managers,
                                                                       L.P. since prior to 2001 until
                                                                       March 2003.

Robert (Guy) B. Davidson III           Senior Vice President,          Senior Vice President of
4/8/1961                               ACM VII (4/02)                  AllianceBernstein,** with
                                       ACMIF (4/02)                    which he has been associated
                                       ANMIF (4/02)                    since prior to 2001.
                                       ANYMIF (4/02)

Douglas J. Peebles                     Senior Vice President,          Executive Vice President of
8/10/1965                              ACM I (8/02)                    AllianceBernstein,** with
                                       ACM IV (8/02)                   which he has been associated
                                       ACM V (6/04)                    since prior to 2001.
                                       ACM VII (6/04)
                                       ACMIF (6/04)
                                       ANMIF (6/04)
                                       ANYMIF (6/04)

                                       Position(s) (Month and Year Principal Occupation During
Name, Address and Date of Birth*       Year First Elected)         Past 5 Years
--------------------------------       --------------------------- ----------------------------
Jeffrey S. Phlegar                       Senior Vice President,    Executive Vice President of
6/28/1966                                ACM V (6/04)              AllianceBernstein,** with
                                         ACM VII (6/04)            which he has been associated
                                         ACMIF (6/04)              since prior to 2001.
                                         ANMIF (6/04)
                                         ANYMIF (6/04)

Andrew M. Aran                           Vice President,           Senior Vice President of
4/27/1957                                ACM I (8/02)              AllianceBernstein,** with
                                                                   which he has been associated
                                                                   since prior to 2001.

Thomas J. Bardong                        Vice President,           Senior Vice President of
4/28/1945                                AMA (4/95)                AllianceBernstein,** with
                                                                   which he has been associated
                                                                   since prior to 2001.

Matthew D. W. Bloom                      Vice President,           Senior Vice President of
7/15/1956                                ACM V (4/01)              AllianceBernstein,** with
                                                                   which he has been associated
                                                                   since prior to 2001.

Michael G. Brooks                        Vice President,           Senior Vice President and
6/18/1948                                ACM VII (10/05)           Senior Portfolio Manager of
                                         ACMIF (10/05)             AllianceBernstein,** with
                                         ANMIF (10/05)             which he has been associated
                                         ANYMIF (10/05)            since prior to 2001.

Fred S. Cohen                            Vice President,           Senior Vice President of
4/16/1958                                ACM VII (10/05)           AllianceBernstein,** with
                                         ACMIF (10/05)             which he has been associated
                                         ANMIF (10/05)             since prior to 2001.
                                         ANYMIF (10/05)

Paul J. DeNoon                           Vice President,           Senior Vice President of
4/18/1962                                ACM I (3/93)              AllianceBernstein,** with
                                         ACM IV (9/94)             which he has been associated
                                         ACM V (4/94)              since prior to 2001.
                                         ACM VIII (4/94)
                                         AWDGF (12/92)
                                         AWDGF II (4/94)

Mark A. Hamilton                         Vice President,           Vice President of
3/24/1965                                ACM V (8/05)              AllianceBernstein,** with
                                         ACM VIII (8/05)           which he has been associated
                                                                   since prior to 2001.

Terrance T. Hults                        Vice President,           Senior Vice President of
5/17/1966                                ACM VII (12/95)           AllianceBernstein,** with
                                         ACMIF (12/01)             which he has been associated
                                         ANMIF (12/01)             since prior to 2001.
                                         ANYMIF (12/01)

                                       Position(s) (Month and Year   Principal Occupation During
Name, Address and Date of Birth*       Year First Elected)           Past 5 Years
--------------------------------       ----------------------------- --------------------------------
John A. Koltes                         Vice President,               Senior Vice President of
6/16/1942                              AMA (9/94)                    AllianceBernstein,** with
                                                                     which he has been associated
                                                                     since prior to 2001.

Michael L. Mon                         Vice President,               Vice President of
3/2/1969                               ACM I (4/00)                  AllianceBernstein,** with
                                       ACM IV (7/99)                 which he has been associated
                                                                     since prior to 2001.

Daniel Nordby                          Vice President,               Senior Vice President of
4/27/1944                              AMA (4/99)                    AllianceBernstein,** with
                                                                     which he has been associated
                                                                     since prior to 2001.

William E. Oliver                      Vice President,               Senior Vice President of
9/21/1949                              ACM VII (6/93)                AllianceBernstein,** with
                                       ACMIF (3/04)                  which he has been associated
                                       ANMIF (3/04)                  since prior to 2001.
                                       ANYMIF (3/04)

Michael J. Reilly                      Vice President,               Senior Vice President of
6/3/1964                               AMA (9/94)                    AllianceBernstein,** with
                                                                     which he has been associated
                                                                     since prior to 2001.

Michael A. Snyder                      Vice President,               Senior Vice President of
4/18/1962                              ACM I (8/02)                  AllianceBernstein** since May
                                       ACM V (10/05)                 2001 and Director of High
                                                                     Yield Portfolio Management
                                                                     Team. Previously he was a
                                                                     Managing Director in the high
                                                                     yield asset management group
                                                                     of Donaldson, Lufkin &
                                                                     Jenrette Corporation since prior
                                                                     to 2001.

Kewjin Yuoh                            Vice President,               Vice President of
3/11/1971                              ACM I (11/03)                 AllianceBernstein** since March
                                       ACM V (5/05)                  2003. Previously, he was a Vice
                                                                     President of Credit Suisse Asset
                                                                     Management since prior to 2001.

Mark D. Gersten                        Treasurer and Chief Financial Senior Vice President of
10/4/1950                              Officer,                      AllianceBernstein Investor
                                       ACM I (6/87)                  Services, Inc. ("ABIS"),** and
                                       ACM IV (6/88)                 a Vice President of ABI,** with
                                       ACM V (7/88)                  which he has been associated
                                       ACM VII (2/93)                since prior to 2001.
                                       ACM VIII (9/93)
                                       AWDGF (3/93)
                                       AWDGF II (4/94)
                                       AMA (9/94)
                                       ACMIF (11/01)
                                       ANMIF (11/01)
                                       ANYMIF (11/01)

                                       Position(s) (Month and Year Principal Occupation During
Name, Address and Date of Birth*       Year First Elected)         Past 5 Years
--------------------------------       --------------------------- --------------------------------

Vincent S. Noto                             Controller,            Vice President of ABIS,** with
12/14/1964                                  ACM I (4/96)           which he has been associated
                                            ACM IV (4/96)          since prior to 2001.
                                            ACM V (4/96)
                                            ACM VIII (4/96)
                                            AWDGF (4/96)
                                            AWDGF II (4/96)
                                            AMA (4/96)

Thomas R. Manley                            Controller,            Vice President of
8/3/1951                                    ACM VII (4/99)         AllianceBernstein,** with
                                            ACMIF (12/01)          which he has been associated
                                            ANMIF (12/01)          since prior to 2001.
                                            ANYMIF (12/01)

Emilie D. Wrapp                             Secretary,             Senior Vice President, Assistant
11/13/1955                                  all Funds (10/05)      General Counsel and Assistant
                                                                   Secretary of ABI,** with which
                                                                   she has been associated since
                                                                   prior to 2001.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

Audit Committee Report

   The following Audit Committee Report was adopted by the Audit Committee of each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website, http//www.alliancebernstein.com (click on Investor Solutions/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof;
(ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

   Submitted by the Audit Committee of the Fund's Board of Directors:

              Ruth Block                William H. Foulk, Jr.
              David H. Dievler          D. James Guzy*
              John H. Dobkin            Marshall C. Turner, Jr.*
              Michael J. Downey
--------
* In respect of ACM I only, as Messrs. Guzy and Turner were not members of the Audit Committees of the other Funds at the time such Audit Committees recommended the inclusion of the Funds' annual financial statements in the stockholders reports for the most recent fiscal year.

Approval of Independent Registered Public Accounting Firms by Boards

   The Audit Committee of each Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board of each Fund approved the independent registered public accounting firm of each Fund as required by the 1940 Act on the date specified below. The Boards of Directors of each of the Funds at meetings held on October 31, 2005-November 2, 2005 (ACM I), August 2, 2005-August 4, 2005 (ACM V, ACM VII, ACM VIII, ACMIF, ANMIF, ANYMIF and AWDGF), and February 7, 2005-February 9, 2005 (AWDGF II), respectively, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firm to audit the accounts of AWDGF II (for the fiscal year ending March 31, 2006), ACM IV (July 31, 2006), ACM V (August 31, 2006), ACM VIII (September 30, 2006), ACM VII (October 31, 2006), AWDGF (October 31, 2006), ACMIF (October 31, 2006), ANMIF (October 31, 2006), ANYMIF (October 31, 2006) and ACM I (December 31,
2006). The Board of Directors of AMA at a meeting held on August 2, 2005-August 4, 2005 similarly approved by vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the accounts of AMA for its fiscal year ending September 30, 2006.

   Ernst & Young LLP has audited the accounts of ACM I, ACM IV, ACM VII, ACM VIII, AWDGF, AWDGF II, ACMIF, ANMIF and ANYMIF since the respective dates of their commencements of each of the Fund's operations, and of ACM V since its fiscal year ended August 31, 1990, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

Independent Registered Public Accounting Firms' Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and
(iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                              All Fees for
                                                                               Non-Audit
                                                                                Services
                                                                    All Other Provided to
                                                                    Fees for   the Fund,
                                                                    Services  the Adviser
                                                 Audit              Provided  and Service
                                   Audit Fees Related Fees Tax Fees  to Fund  Affiliates*
                                   ---------- ------------ -------- --------- ------------
ACM Income Fund, Inc.         2004  $58,000     $10,030    $17,880     $0      $  985,628
                              2005  $60,000     $ 3,100    $18,900     $0      $  848,540

ACM Government Opportunity    2004  $47,000     $ 9,544    $17,038     $0      $  867,438
Fund, Inc.                    2005  $49,000     $ 5,715    $17,204     $0      $1,105,072

ACM Managed Income Fund,      2004  $51,000     $22,535    $28,743     $0      $1,103,010
Inc.                          2005  $53,000     $10,355    $18,304     $0      $  905,852

ACM Municipal Securities      2004  $47,000     $13,145    $21,213     $0      $1,136,090
Income Fund, Inc              2005  $48,000     $ 9,180    $14,741     $0      $  905,214

ACM Managed Dollar Income     2004  $51,000     $ 9,785    $24,804     $0      $1,236,321
Fund, Inc.                    2005  $53,000     $ 8,355    $18,304     $0      $  903,852

Alliance World Dollar         2004  $54,000     $11,890    $24,003     $0      $1,137,625
Government Fund, Inc.         2005  $55,000     $ 5,925    $17,704     $0      $  904,922

Alliance World Dollar         2004  $51,000     $13,125    $18,900     $0      $  935,707
Government Fund II, Inc.      2005  $54,000     $ 6,890    $17,704     $0      $1,320,622

Alliance All-Market           2004  $45,000     $ 2,514    $35,400     $0      $  767,982
Advantage Fund, Inc.          2005  $47,000     $ 1,880    $25,150     $0      $1,005,924

Alliance California Municipal 2004  $47,000     $13,145    $19,020     $0      $1,133,897
Income Fund, Inc.             2005  $48,000     $ 9,180    $12,473     $0      $  902,946

Alliance National Municipal   2004  $47,000     $13,145    $19,020     $0      $1,133,897
Income Fund, Inc.             2005  $48,000     $ 9,180    $12,473     $0      $  902,946

Alliance New York Municipal   2004  $47,000     $13,145    $19,020     $0      $1,133,897
Income Fund, Inc.             2005  $48,000     $ 9,180    $12,473     $0      $  902,946

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2005 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2005 were ACM I, $192,000 (comprising $173,100 of audit related fees and $18,900 of tax fees); ACM IV, $192,919 (comprising $175,715 of audit related fees and $17,204 of tax fees); ACM V, $198,659 (comprising $180,355 of audit related fees and $18,304 of tax fees); ACM VII, $193,921 (comprising $179,180 of audit related fees and $14,741 of tax fees); ACM VIII, $196,659 (comprising $178,355 of audit related fees and $18,304 of tax fees); AWDGF, $193,629 comprising $175,925 of audit related fees and $17,704 of tax fees); AWDGF II, $269,594 (comprising $251,890 of audit related fees and $17,704 of tax fees); AMA, $27,030 (comprising $1,880 of audit related fees and $25,150 of tax fees); ACMIF, $191,653 (comprising $179,180 of audit related fees and $12,473 of tax fees); ANMIF, $191,653 (comprising $179,180 of audit related fees and $12,473 of tax fees); and ANYMIF, $191,653 (comprising 179,180 of audit related fees and $12,473 of tax fees). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

                   INFORMATION AS TO THE INVESTMENT ADVISER
                      AND THE ADMINISTRATORS OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM IV, ACM VII, AWDGF, AWDGF II, AMA, ACMIF, ANMIF and ANYMIF is the Adviser. Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM I, ACM V and ACM VIII is Princeton Administrators, L.P., 500 College Road East, Princeton, New Jersey 08540.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the

Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. During the fiscal year ended 2005 for ACM V, a statement of changes in beneficial ownership of securities on Form 4 was inadvertently filed late by the Adviser on behalf of Michael J. Downey, a director of ACM V. The report related to a purchase of shares of ACM V.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

   As of February 15, 2006, Aon Corporation and Combined Insurance Company of America, each with an address of 200 East Randolph Street, Chicago, Illinois 60601, were believed by management of ACM IV to beneficially own an aggregate of 3,523,646 shares, or approximately 27.3%, of the outstanding common stock of ACM IV. As of February 15, 2006, Karpus Management, Inc. d/b/a Karpus Investment Fund, with an address of 183 Sully's Trail, Pittsford, New York 14534, was believed by management of ACM V to beneficially own an aggregate of 2,781,970 shares, or approximately 11.0%, of the outstanding common stock of ACM V. As of February 15, 2006, First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation, each with an address of 1001 Warrenville Road, Lisle, Illinois 60532, were believed by management of ACM VIII to beneficially own an aggregate of 1,240,956 shares, or approximately 5.8%, of the outstanding common stock of ACM VIII. As of February 15, 2006, First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation, each with an address of 1001 Warrenville Road, Lisle, Illinois 60532, were believed by management of ANMIF to beneficially own an aggregate of 1,222,189 shares, or approximately 6.0%, of the outstanding common stock of ANMIF.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 30, 2006 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2007 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2007

Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 29, 2006 and no later than October 30, 2006.

   The persons named as proxies for the 2007 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund, receives notice of the matter no sooner than September 29, 2006 and no later than October 30, 2006. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 227-4618 or contact Dennis Bowden at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

February 27, 2006
New York, New York

                    TABLE OF CONTENTS                   Page
                    ----------------------------------- ----
                    Introduction.......................   1
                    Proposal One: Election of Directors   4
                    Information as to the Investment
                     Adviser and the Administrators of
                     the Funds.........................  22
                    Other Matters......................  23
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders......................  23
                    Reports to Stockholders............  24


                                                          ACM Income Fund, Inc.
                                          ACM Government Opportunity Fund, Inc.
                                                  ACM Managed Income Fund, Inc.
                                     ACM Municipal Securities Income Fund, Inc.
                                           ACM Managed Dollar Income Fund, Inc.
                                    Alliance World Dollar Government Fund, Inc.
                                 Alliance World Dollar Government Fund II, Inc.
                                       Alliance All-Market Advantage Fund, Inc.
                                Alliance California Municipal Income Fund, Inc.
                                  Alliance National Municipal Income Fund, Inc. Alliance New York Municipal Income Fund, Inc.

--------------------------------------------------------------------------------

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


--------------------------------------------------------------------------------
NOTICE OF
JOINT ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

March 29, 2006


                                                                      ACM-PS-06

COMMON STOCK PROXY                                            COMMON STOCK PROXY


                          ACM MANAGED INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 29, 2006

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

     The undersigned stockholder of ACM Managed Income Fund, Inc., a
Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 29, 2006 at the offices of the Corporation, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

            PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE ENCLOSED ENVELOPE.

     NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?

--------------------------                          -------------------------

--------------------------                          -------------------------

--------------------------                          -------------------------

                          ACM MANAGED INCOME FUND, INC.

Common Stock

Your Board of Directors
urges you to vote "FOR" the
election of all Nominees.

                                       Please mark votes as in this example: [X]
                                                                     FOR ALL
1.  Election of Directors                                WITHHOLD    NOMINEES
                                           FOR ALL       FROM ALL    EXCEPT AS
                                           NOMINEES      NOMINEES    NOTED BELOW
                                             [_]           [_]          [_]
    Class Two Nominee
    (term expires 2008):

    D. James Guzy                                                       [_]

    Class Three Nominees
    (terms expire 2009):

    Marc O. Mayer                                                       [_]
    Marshall C. Turner, Jr.                                             [_]

2.  To vote and otherwise represent the
    undersigned on any other matters that
    may properly come before the Annual
    Meeting or any postponement or
    adjournment thereof, in the discretion
    of the proxy holder(s).


                                            Mark here for address change
                                            and note at left.            [_]

                                            Please be sure to sign, date and
                                            return this Proxy promptly.
                                            You may use the enclosed envelope.



                                            ------------------------------------
                                            (Signature of Stockholder)


                                            ------------------------------------
                                            (Signature of joint owner, if any)

                                            Date __________, 2006

PREFERRED STOCK PROXY                                      PREFERRED STOCK PROXY

                          ACM MANAGED INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 29, 2006

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

     The undersigned stockholder of ACM Managed Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 29, 2006 at the offices of the Corporation, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

            PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE ENCLOSED ENVELOPE.

     NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?

--------------------------                          -------------------------

--------------------------                          -------------------------

--------------------------                          -------------------------

                          ACM MANAGED INCOME FUND, INC.

Preferred Stock

Your Board of Directors
urges you to vote "FOR" the
election of all Nominees.

                                       Please mark votes as in this example: [X]
                                                                     FOR ALL
1.  Election of Directors                                WITHHOLD    NOMINEES
                                           FOR ALL       FROM ALL    EXCEPT AS
                                           NOMINEES      NOMINEES    NOTED BELOW
                                              [_]         [_]           [_]
    Class One Nominees
    (terms expire 2007):

    John H. Dobkin                                                      [_]
    Michael J. Downey                                                   [_]

    Class Two Nominee
    (term expires 2008):

    D. James Guzy                                                       [_]

    Class Three Nominees
    (terms expire 2009):

    Marc O. Mayer                                                       [_]
    Marshall C. Turner, Jr.                                             [_]

2.  To vote and otherwise represent the
    undersigned on any other matters that
    may properly come before the Annual
    Meeting or any postponement or
    adjournment thereof, in the discretion
    of the proxy holder(s).


                                            Mark here for address change
                                            and note at left.            [_]

                                            Please be sure to sign, date and
                                            return this Proxy promptly.
                                            You may use the enclosed envelope.



                                            ------------------------------------
                                            (Signature of Stockholder)


                                            ------------------------------------
                                            (Signature of joint owner, if any)

                                            Date __________, 2006


00250.0209 #644602